Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

Employment Agreements

Pursuant to a restated employment agreement, dated November 30, 2014, with the Company’s president and chief executive officer, the Company agreed to employ him as president and chief executive officer for a term of three years, commencing January 1, 2014, and continuing on a year-to-year basis unless terminated by either party on not less than 90 days’ notice prior to the expiration of the initial term or any one-year extension. The agreement provides for an initial annual salary of $252,000, which may be increased, but not decreased, by the board or the compensation committee, which was increased to $600,000, effective January 1, 2023. The chief executive officer is entitled to a bonus if the Company meets or exceeds performance criteria established by the compensation committee. In August 2016, the Company’s board of directors approved annual bonus compensation equal to 30% of the amount by which the Company’s consolidated income before income taxes exceeds $500,000, but, if the Company is subject to the limitation on deductibility of executive compensation pursuant to Section 162(m) of the Internal Revenue Code, the bonus cannot exceed the amount which would be deductible pursuant to Section 162(m). The chief executive’s bonus for 2025 and 2024 was approximately $0 and $334,000, respectively. The chief executive officer is also eligible to participate in any executive incentive plans which the Company may adopt.

SEP IRA Plan

Pursuant to the SEP IRA plan adopted by the Company in March 2020, the Company deposited into a SEP IRA account of each of its participating employees a percentage of the employee’s compensation, subject to statutory limitations on the amount of the contribution all as set forth in the IRS Form 5305-SEP. For the years ending December 31, 2025 and 2024, the percentage was set at 12%. The Company’s chief executive officer and chief technology officer are the only participants and during the years ended December 31, 2025 and 2024, $70,000 and $69,000 was deposited into the chief executive officer’s SEP IRA account, respectively and $7,000 and $6,900 was deposited into the chief technology officer’s SEP IRA account, respectively.

Inventor Royalties, Contingent Litigation Funding Fees and Contingent Legal Expenses

In connection with the investment in certain patents and patent rights, certain of the Company’s operating subsidiaries executed agreements which grant to the former owners of the respective patents or patent rights, the right to receive inventor royalties based on future net revenues (as defined in the respective agreements) generated as a result of licensing and otherwise enforcing the respective patents or patent portfolios.

The Company’s operating subsidiaries may engage third-party funding sources to provide funding for patent licensing and enforcement. The agreements with the third-party funding sources may provide that the funding source receive a portion of any negotiated fees, settlements or judgments. In certain instances, these third-party funding sources are entitled to receive a significant percentage of any proceeds realized until the third-party funder has recouped agreed upon amounts based on formulas set forth in the underlying funding agreement, which may reduce or delay and proceeds due to the Company.

The Company’s operating subsidiaries may retain the services of law firms in connection with their licensing and enforcement activities. These law firms may be retained on a contingent fee basis whereby the law firms are paid on a scaled percentage of any negotiated fees, settlements or judgments awarded based on how and when the fees, settlements or judgments are obtained.

Depending on the amount of any recovery, it is possible that all the proceeds from a specific settlement may be paid to the funding source and legal counsel.

The economic terms of the inventor agreements, funding agreements and contingent legal fee arrangements associated with the patent portfolios owned or controlled by the Company’s operating subsidiaries, if any, including royalty rates, proceeds sharing rates, contingent fee rates and other terms, vary across the patent portfolios owned or controlled by the operating subsidiaries. Inventor royalties, payments to noncontrolling interests, payments to third-party funding providers and contingent legal fees expenses fluctuate period to period, based on the amount of revenues recognized each period, the terms and conditions of revenue agreements executed each period and the mix of specific patent portfolios with varying economic terms and obligations generating revenues each period. Inventor royalties, payments to third-party funding sources and contingent legal fees expenses will continue to fluctuate and may continue to vary significantly period to period, based primarily on these factors.

Patent Enforcement and Other Litigation

Certain of the Company’s operating subsidiaries are engaged in litigation to enforce their patents and patent rights. In connection with these patent enforcement actions, it is possible that a defendant may request and/or a court may rule that an operating subsidiary has violated statutory authority, regulatory authority, federal rules, local court rules, or governing standards relating to the substantive or procedural aspects of such enforcement actions. In such event, a court may issue monetary sanctions against the Company or its operating subsidiaries or award attorney’s fees and/or expenses to a defendant(s), which could be material, and if required to be paid by the Company or its operating subsidiaries, could materially impair the Company’s operating results and financial position and could result in a default under the Company’s obligations to QPRC Finance and QF3. Since the operating subsidiaries do not have any assets other than the patents, and the Company does not have any available financial resources to pay any judgment which a defendant may obtain against a subsidiary, such a judgment may result in the bankruptcy of the subsidiary and/or the loss of the patents, which are the subsidiaries’ only assets.